MERRILL LYNCH
INTERNATIONAL
EQUITY FUND









FUND LOGO









Annual Report

May 31, 1997





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
International
Equity Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH INTERNATIONAL EQUITY FUND



International
Stock Market
Performance


Bar Graph Depicting Total Return in US Dollars* of the Fund's Top
Ten Country Positions For the Three-Month Period Ended May 31, 1997

South Africa             - 2.1%
France                   - 1.8%
Italy                    + 4.0%
Mexico                   + 4.5%
Hong Kong                + 6.6%
Germany                  + 6.9%
United Kingdom           + 6.9%
Australia                + 7.7%
Netherlands              + 8.2%
Japan                    +11.3%


Source: Financial Times/S&P--Actuaries Index.

[FN]
*For the three-month period ended May 31, 1997, total investment return in US dollars for the Financial Times/S&P--Actuaries World (Ex-US) Index was +7.33%.

DEAR SHAREHOLDER


International equity markets remained firm during the three months ended May 31, 1997. The strongest equity returns were in Japan, Latin America, Spain and Switzerland. Asian markets, particularly Malaysia, the Philippines and Thailand, were very weak. The unmanaged Financial Times/Standard & Poor's--Actuaries World (Ex-US) Index total return was +7.33% in US dollar terms for the quarter ended May 31, 1997.

Total returns for Merrill Lynch International Equity Fund's Class A, Class B, Class C and Class D Shares were +7.98%, +7.81%, +7.73% and +7.98%, respectively, for the three months ended May 31, 1997. (Results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--7 of this report to shareholders.) The Fund's outperformance reflected overweighted positions in Japanese and Latin American equity markets relative to Europe. Stock selection in Japan, Australia and Hong Kong also contributed to performance.

Portfolio Matters
Overall, the Fund's effective equity exposure was approximately 90% of net assets as of May 31, 1997, compared with 93% three months earlier. We reduced our Continental European equity exposure following the rise in equity markets and our increasing expectation of the potential detrimental effect of interest rate increases on equity valuations. In Continental Europe, the Fund's effective exposure fell to approximately 16% from 19% with the sale of all Spanish issues (following a significant period of outperformance) and a reduction in German and Swiss positions. We significantly increased our exposure to France at the end of the May quarter following a sustained period of French equity underperformance. Elsewhere, we reduced the Fund's exposure to Hong Kong via the partial sale of HSBC Holdings PLC and Tingyi (Cayman Islands) Holdings Co. and Brazil through the reduction of Telecomunicacoes Brasileiras S.A.--Telebras (American Depositary Receipts).

Economic and Investment Environment
US final demand and output indicators have continued to be stronger than were widely expected at the start of the year, with annual gross domestic product (GDP) growth in the first quarter over 4% for the first time since 1988. Nonetheless, US interest rate expectations have fallen steadily since April, assisting the rally in equities globally. There are two related aspects to investors' optimistic outlook on interest rates. First, current inflation indicators remain remarkably subdued (for example, the employment cost index is still rising at an annual rate below 3%). Second, the consensus expectation is for a slowdown in GDP growth over the course of 1997 to trend, or below-trend, growth.

While some signs of a US economic slowdown are apparent in interest rate-sensitive areas of final demand, the income fundamentals supporting personal consumption and corporate investment remain strong. This suggests activity growth is more likely to surprise on the upside than the down-side over coming quarters. We believe that the US Federal Reserve Board is likely to tighten monetary policy by more than the 25 basis points (0.25%) currently discounted by financial markets over the course of 1997.

During the May quarter, Japanese markets priced in a more positive, and in our view, realistic perspective of real economic growth prospects as concerns of renewed recession after the April hike in the consumption tax rate receded. Thus, the January 1997--April 1997 fall in the yen versus the US dollar and the decline in ten-year Japanese government bond yields unwound, and the equity market rose to new highs for the year. However, expectations for upside risks to Japanese economic growth and interest rates should not be overplayed, in our opinion. The banking sector remains fragile, and fiscal policy is tightening. Any change in monetary policy during the August quarter is expected to be limited to a move in the call rate target above the official discount rate. A change in the latter is unlikely at present. In any event, Japanese interest rate spreads with the United States should remain at levels which prevent sharp yen appreciation from early-June levels of 113 yen/dollar.

Economic activity continues to firm in almost all European economies, reflecting past interest rate cuts and more competitive currencies versus the dollar. Spare capacity built up over recent years is beginning to be absorbed, but there is no reason to expect German interest rates to rise significantly in the next six months. Nonetheless, with the drive toward fiscal tightening on the wane, there may be some upward revision to consensus 1998 interest rate expectations over the next few months, which is unlikely to support European equity valuations.

In Asian emerging markets, continued concerns regarding the pace of credit expansion, domestic demand growth and deteriorating balance of payments positions, together with a perceived overvaluation of property sectors, led to poor investor sentiment in Thailand, Malaysia and the Philippines. In sharp contrast, improving prospects for economic growth, and a narrowing in sovereign credit risk premiums on external debt, were associated with an improvement in Latin American financial market prospects.

Fiscal Year in Review
For the year ended May 31, 1997, total returns for Merrill Lynch International Equity Fund's Class A, Class B, Class C and Class D Shares were +10.76%, +9.70%, +9.71% and +10.50%, respectively.
During the Fund's fiscal year, the total return of the unmanaged benchmark, the Financial Times/S&P--Actuaries World (Ex-US) Index, was +7.91%. The Fund's outperformance over the period largely reflected positive stock selection in Japan and Australia, together with decisions to overweight emerging Latin American and emerging European markets. The fiscal period was marked by a significant recovery in economic activity in the United States and a continued appreciation of the US dollar. Another development that impacted international markets was the continued anticipation of convergence in European monetary policy, which drove many European equity markets to new highs early in 1997. However, toward the end of the period European markets faced increasing uncertainty regarding the monetary union timetable. This uncertainty contributed to market volatility. The Japanese equity market performed poorly in the first three quarters of the fiscal year. However, improving confidence in the economic recovery and a stabilization in the yen encouraged fresh money flows into Japanese equities toward the end of the fiscal year.

In Conclusion
As mentioned in the Fund's last shareholder letter, our investment process has increasingly focused on adding value through appropriate asset allocation shifts between regions and countries. This evolution in the investment process has led to a greater diversification of exposure at a stock level but a sharper focus on market exposures. We have invested in broader market-related strategies in Australia, Hong Kong, Malaysia, Mexico and Argentina. The shift in emphasis in the investment process toward asset allocation has resulted in the Fund reducing exposure in markets we believe are overvalued, and emphasizing markets which offer intermediate-term potential to provide attractive returns.

Currently, many European markets appear overvalued relative to prospects for earnings and bond yields. We are emphasizing investments in Japan, Australia, the United Kingdom and several smaller stock markets such as Argentina, India and Mexico. Looking ahead, we expect the best returns to come from markets which are generally more cyclical in their earnings exposure.

We thank you for your interest in Merrill Lynch International Equity Fund, and we look forward to reviewing our strategy with you in our upcoming quarterly shareholder report.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President




(Andrew Bascand)
Andrew Bascand
Vice President and
Senior Portfolio Manager



July 1, 1997





PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder on October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Total Return
Based on a
$10,000
Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class C Shared compared to growth of an investment in Financial Times/S&P--Actuaries World (Ex-US) Index.
Beginning and ending values are:

                                     10/21/94**         5/97

ML International Equity Fund++--
Class A Shares*                       $ 9,475        $11,396

ML International Equity Fund++--
Class C Shares*                       $10,000        $11,723

Financial Times/S&P--
Actuaries World (Ex-US) Index++++     $10,000        $12,510



A line graph depicting the growth of an investment in the Fund's
Class B Shares and Class D Shares compared to growth of an investment in Financial Times/S&P--Actuaries World (Ex-US) Index. Beginning and ending values are:

                                      7/30/93**         5/97

ML International Equity Fund++--
Class B Shares*                       $10,000        $13,527

ML International Equity Fund++--
Class D Shares*                       $ 9,475        $13,294

Financial Times/S&P--
Actuaries World (Ex-US) Index++       $10,000        $13,849

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++Merrill Lynch International Equity Fund invests in a diversified portfolio of equity securities of issuers located in countries other than the United States.
++++This unmanaged capitalization-weighed Index is comprised of over 1,800 companies in 24 countries, excluding the United States.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/97                         +4.67%         -0.82%
Inception (10/21/94) through 3/31/97       +4.37          +2.09

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/97                         +3.60%         -0.39%
Inception (7/30/93) through 3/31/97        +6.47          +6.24

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/97                         +3.61%         +2.61%
Inception (10/21/94) through 3/31/97       +3.34          +3.34

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                         +4.44%         -1.04%
Inception (7/30/93) through 3/31/97        +7.30          +5.74

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.





PERFORMANCE DATA (concluded)


Performance
Summary--
Class A Shares
                                Net Asset Value         Capital Gains
Period Covered                Beginning   Ending         Distributed      Dividends Paid*       % Change**
10/21/94--12/31/94              $11.73    $10.53           $0.091             $0.599             - 4.23%
1995                             10.53     11.13             --                 --               + 5.70
1996                             11.13     11.33            0.288              0.286             + 7.01
1/1/97--5/31/97                  11.33     12.58             --                 --               +11.03
                                                           ------             ------
                                                     Total $0.379       Total $0.885

                                                          Cumulative total return as of 5/31/97: +20.28%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.

Performance
Summary--
Class B Shares
                                Net Asset Value         Capital Gains
Period Covered                Beginning   Ending         Distributed      Dividends Paid*       % Change**
7/30/93--12/31/93               $10.00    $11.18             --                 --               +11.80%
1994                             11.18     10.52           $0.091             $0.490             - 0.61
1995                             10.52     11.00             --                 --               + 4.56
1996                             11.00     11.22            0.288              0.142             + 5.95
1/1/97--5/31/97                  11.22     12.42             --                 --               +10.70
                                                           ------             ------
                                                     Total $0.379       Total $0.632

                                                          Cumulative total return as of 5/31/97: +36.27%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                                Net Asset Value         Capital Gains
Period Covered                Beginning   Ending         Distributed      Dividends Paid*       % Change**
10/21/94--12/31/94              $11.62    $10.43           $0.091             $0.582             - 4.33%
1995                             10.43     10.90             --                 --               + 4.51
1996                             10.90     11.08            0.288              0.178             + 5.97
1/1/97--5/31/97                  11.08     12.26             --                 --               +10.65
                                                           ------             ------
                                                     Total $0.379       Total $0.760

                                                          Cumulative total return as of 5/31/97: +17.23%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares
                                Net Asset Value         Capital Gains
Period Covered                Beginning   Ending         Distributed      Dividends Paid*       % Change**
7/30/93--12/31/93               $10.00    $11.21             --                 --               +12.10%
1994                             11.21     10.56           $0.091             $0.566             + 0.18
1995                             10.56     11.13             --                 --               + 5.40
1996                             11.13     11.35            0.288              0.250             + 6.87
1/1/97--5/31/97                  11.35     12.59             --                 --               +10.93
                                                           ------             ------
                                                     Total $0.379       Total $0.816

                                                          Cumulative total return as of 5/31/97: +40.31%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Recent
Performance
Results
                                                                                                    12 Month      3 Month
                                                                  5/31/97    2/28/97    5/31/96     % Change     % Change
ML International Equity Fund Class A Shares*                      $12.58     $11.65     $11.94      + 8.07%(1)    +7.98%
ML International Equity Fund Class B Shares*                       12.42      11.52      11.76      + 8.35(1)     +7.81
ML International Equity Fund Class C Shares*                       12.26      11.38      11.65      + 8.00(1)     +7.73
ML International Equity Fund Class D Shares*                       12.59      11.66      11.94      + 8.15(1)     +7.98
ML International Equity Fund Class A Shares--Total Return*                                          +10.76(2)     +7.98
ML International Equity Fund Class B Shares--Total Return*                                          + 9.70(3)     +7.81
ML International Equity Fund Class C Shares--Total Return*                                          + 9.71(4)     +7.73
ML International Equity Fund Class D Shares--Total Return*                                          +10.50(5)     +7.98
Financial Times/S&P--Actuaries World (Ex-US) Index**--Total Return                                  + 7.91        +7.33

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged capitalization-weighted index comprised of over 1,800 companies in 24 countries, excluding the United States.
(1)Percent change includes reinvestment of $0.288 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.286 per share ordinary income dividends and $0.288 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.142 per share ordinary income dividends and $0.288 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.178 per share ordinary income dividends and $0.288 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.250 per share ordinary income dividends and $0.288 per share capital gains distributions.

SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                                 Shares Held/                                                               Value    Percent of
AFRICA       Industries          Face Amount            Investments                         Cost          (Note 1a)  Net Assets
South        Banking                526,940   Nedcor Ltd. (GDR) (c) (e)                $  5,620,874     $ 10,143,595    1.3%
Africa

             Beverages               85,044   South African Breweries Ltd.                2,451,796        2,389,304    0.3

             Entertainment        2,100,000   Sun International (South Africa), Ltd.      2,598,413        1,222,297    0.2

             Mining                  54,000   Anglo American Corp. of South
                                              Africa, Ltd.                                3,636,072        3,161,182    0.4
                                     65,200   Anglo American Corp. of South Africa,
                                              Ltd. (ADR) (a)                              4,274,593        3,814,200    0.5
                                    183,616   Evander Gold Mines Ltd.                     1,861,029        1,017,349    0.1
                                                                                       ------------     ------------  ------
                                                                                          9,771,694        7,992,731    1.0

                                              Total Investments in South Africa          20,442,777       21,747,927    2.8

Zimbabwe     Beverages            1,522,190   Delta Corporation Ltd.                        856,251        2,294,081    0.3

                                              Total Investments in Zimbabwe                 856,251        2,294,081    0.3

                                              Total Investments in Africa                21,299,028       24,042,008    3.1

EUROPE

Czech        Broadcast--Media        42,500 ++Central European Media
Republic                                      Enterprises Ltd. (Class A)                  1,168,750          966,875    0.1

                                              Total Investments in the Czech
                                              Republic                                    1,168,750          966,875    0.1

Finland      Diversified            109,783   Outokumpu OY                                1,682,283        2,169,667    0.3

             Machinery                4,262   Rauma OY                                       91,084          100,247    0.0

             Paper & Forest         225,154   Enso OY (Class A)                           1,782,881        2,038,565    0.3
             Products               615,000   Metsa Serla OY (Class B)                    4,764,160        4,789,906    0.6
                                    153,071   UPM-Kymmene Corporation                     2,961,125        3,513,975    0.4
                                                                                       ------------     ------------  ------
                                                                                          9,508,166       10,342,446    1.3

                                              Total Investments in Finland               11,281,533       12,612,360    1.6

France       Automobiles             26,176   Peugeot S.A.                                3,858,416        2,590,650    0.3

             Banking                 32,200   Compagnie Financiere de Paribas             1,632,768        2,074,521    0.3
                                     24,112   Societe Generale de Surveillance S.A.
                                              (Class A) (Ordinary)                        2,550,132        2,678,925    0.3
                                                                                       ------------     ------------  ------
                                                                                          4,182,900        4,753,446    0.6

             Communication           26,864   Alcatel Alsthom Cie Generale
             Equipment                        d'Electricite S.A.                          2,566,973        2,910,181    0.4

             Engineering &           24,818   Bouygues S.A.                               2,425,334        2,149,970    0.3
             Construction

             Financial Services      11,334   EuraFrance S.A.                             3,545,896        4,661,764    0.6

             Foods                   13,236   Groupe Danone S.A.                          2,102,752        1,993,636    0.3

             Hotels                  16,473   Accor S.A.                                  2,304,471        2,284,189    0.3

             Insurance               76,238   Assurances Generales de France S.A.
                                              (AGF)                                       2,485,003        2,319,092    0.3

             Oil & Related           18,987   Elf Aquitaine S.A.                          1,436,363        1,898,897    0.2

             Retail                   3,738   Castorama Dubois Investisse                   582,407          515,081    0.1

             Semiconductors          22,835 ++SGS-Thomson Microelectronics N.V.           1,061,477        1,857,070    0.2

             Steel                  184,481   Usinor Sacilor S.A.                         2,581,233        2,769,102    0.4

                                              Total Investments in France                29,133,225       30,703,078    4.0

Germany      Airlines                70,005   Deutsche Lufthansa AG                         987,685        1,115,244    0.1

             Automobiles              5,856   Volkswagen AG                               2,205,686        3,785,143    0.5

             Chemicals               21,132   Henkel KGaA                                   907,822        1,106,089    0.1
                                     56,142   Henkel KGaA (Preferred)                     2,387,435        3,168,670    0.4
                                                                                       ------------     ------------  ------
                                                                                          3,295,257        4,274,759    0.5

             Diversified             27,222   Thyssen AG                                  5,473,650        6,183,920    0.8

             Engineering &            8,315 ++Philipp Holzmann AG                         3,181,247        2,458,475    0.3
             Construction

             Machinery &             58,605 ++Kloeckner Werke AG                          3,175,843        4,323,320    0.6
             Equipment

             Retail                   6,101   Karstadt AG                                 2,380,878        2,153,924    0.3

                                              Total Investments in Germany               20,700,246       24,294,785    3.1

Greece       Banking                 12,832   Ergo Bank S.A. (New Shares)                   488,375          896,853    0.1
                                     33,480   Ergo Bank S.A. (Registered)                 1,288,196        2,362,067    0.3
                                                                                       ------------     ------------  ------
                                                                                          1,776,571        3,258,920    0.4

             Food & Household        77,292   Hellenic Bottling Co. S.A.                  1,585,390        2,917,748    0.4
             Products

                                              Total Investments in Greece                 3,361,961        6,176,668    0.8

Hungary      Telecommuni-            10,000   Magyar TarKozlesi Reszvenytarsasag
             cations                          (Ordinary) (e)                              1,589,861        3,497,077    0.5

                                              Total Investments in Hungary                1,589,861        3,497,077    0.5

Italy        Building               391,380   Italcementi S.p.A.                          2,177,473        2,277,561    0.3
             Products

             Chemicals            4,166,772   Montedison S.p.A.                           4,239,042        2,546,566    0.3

             Diversified          2,558,117 ++Compagnie Industrial Riunite
                                              S.p.A. (CIR)                                2,211,686        1,616,289    0.2

             Insurance              117,555   Assicurazioni Generali S.p.A.               2,163,718        2,013,047    0.3
                                  1,357,718   Istituto Nazionale delle Assicurazioni
                                              S.p.A. (INA)                                1,945,992        1,876,032    0.2
                                                                                       ------------     ------------  ------
                                                                                          4,109,710        3,889,079    0.5

             Oil & Related           38,778   Ente Nazionale Idrocarburi S.p.A.
                                              (ENI)                                         188,920          193,489    0.0

             Publishing           1,924,400 ++Seat S.p.A.                                   535,560          370,448    0.0

             Telecommuni-           909,821   STET, Di Risp (Non-Convertible)             1,964,937        3,572,666    0.5
             cations

             Tire &       Lit 3,373,149,000   Pirelli S.p.A., 5% due 12/31/1998
             Rubber                           (Convertible)                               2,377,432        2,768,631    0.4

                                              Total Investments in Italy                 17,804,760       17,234,729    2.2


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
EUROPE                               Shares                                                                 Value    Percent of
(concluded)  Industries               Held              Investments                         Cost          (Note 1a)  Net Assets
Netherlands  Chemicals               22,661   Akzo Nobel N.V.                          $  2,812,406     $  3,015,099    0.4%
                                    110,164   European Vinyls Corporation
                                              International N.V.                          4,431,516        3,095,461    0.4
                                                                                       ------------     ------------  ------
                                                                                          7,243,922        6,110,560    0.8

             Electronics             68,925   Philips Electronics N.V.                    2,488,048        3,769,392    0.5

             Insurance               72,765   Internationale Nederlanden Groep N.V.       2,571,081        3,214,564    0.4

             Packaging &             93,046   Koninklijke KNP BT N.V.                     2,098,955        1,917,276    0.3
             Containers

             Telecommunications      91,453   Royal PTT Nederland N.V.                    3,345,200        3,197,857    0.4

             Transportation          60,500   KLM Royal Dutch Airlines N.V.               1,656,767        1,747,190    0.2

                                              Total Investments in the Netherlands       19,403,973       19,956,839    2.6

Norway       Consumer Goods          18,744   Orkla A.S. (Class A)                        1,035,043        1,634,835    0.2

             Oil & Gas Producers     72,875   Saga Petroleum A.S. (Class B)                 801,866        1,325,465    0.2

                                              Total Investments in Norway                 1,836,909        2,960,300    0.4

Poland       Automobiles &           97,200   T.C. Debica S.A.                            1,310,106        2,314,286    0.3
             Equipment

                                              Total Investments in Poland                 1,310,106        2,314,286    0.3

Portugal     Diversified            114,687   Sonae Investimentos--SGPS S.A.              2,803,713        4,302,172    0.6

                                              Total Investments in Portugal               2,803,713        4,302,172    0.6

Russia       Natural Gas             68,000   RAO Gazprom (ADR) (a) (e)                   1,071,000        1,224,000    0.2

                                              Total Investments in Russia                 1,071,000        1,224,000    0.2

Sweden       Electrical              33,238   Electrolux AB                               1,403,537        1,987,980    0.3

             Engineering &           29,306   SKF AB                                        514,013          644,972    0.1
             Construction

             Forest Products         59,740   Mooch Domsjo AB (Class B)                   1,606,190        1,856,144    0.2
                                    929,741   Rottneros Bruks AB                          1,435,615        1,047,168    0.1
                                    109,421   Stora Kopparbergs AB                        1,462,357        1,621,965    0.2
                                                                                       ------------     ------------  ------
                                                                                          4,504,162        4,525,277    0.5

             Insurance               83,041   Skandia Forsakrings AB                      1,982,699        2,940,256    0.4

             Metals & Mining        188,686   Avesta Sheffield AB                         1,710,791        2,064,104    0.3

             Pharmaceuticals         31,568   Pharmacia & Upjohn, Inc.                      963,448        1,074,826    0.1

                                              Total Investments in Sweden                11,078,650       13,237,415    1.7

Switzerland  Banking                 25,054   CS Holding AG (Registered Shares)           2,533,928        3,146,131    0.4

             Diversified             48,325   Oerlikon-Buehrle Holding AG                 5,104,591        5,598,940    0.7

             Leisure                  3,682   Fotolabo S.A.                               1,529,233        1,196,552    0.2

                                              Total Investments in Switzerland            9,167,752        9,941,623    1.3

Turkey       Beverages           24,833,308   Erciyas Biracilik Ve Malt Sanayii A.S.      4,082,497        1,812,650    0.2

                                              Total Investments in Turkey                 4,082,497        1,812,650    0.2

United       Automobile Rental      275,657   Thorn PLC                                     672,423          689,823    0.1
Kingdom

             Automobiles &          758,978   LucasVarity PLC                             2,448,105        2,392,148    0.3
             Equipment

             Banking                161,802   National Westminister Bank PLC
                                              (Ordinary)                                  1,770,515        1,976,886    0.3

             Beverages              295,176   Grand Metropolitan PLC (Ordinary)           1,800,600        2,742,246    0.3
                                    169,650   Matthew Clark PLC                           1,745,135          715,897    0.1
                                                                                       ------------     ------------  ------
                                                                                          3,545,735        3,458,143    0.4

             Chemicals              274,652   Imperial Chemical Industries PLC
                                              (Ordinary)                                  3,373,053        3,647,673    0.5
                                    430,500   Inspec Group PLC                            1,300,917        1,464,582    0.2
                                                                                       ------------     ------------  ------
                                                                                          4,673,970        5,112,255    0.7

             Computer Services      106,074   Misys PLC                                   1,310,031        2,376,877    0.3

             Diversified            884,970   BTR PLC                                     3,406,924        2,880,439    0.4

             Food & Beverage        262,963   Allied Domecq PLC (Ordinary)                1,822,184        1,922,557    0.3
                                    299,941   Cadbury Schweppes PLC                       2,324,410        2,688,398    0.3
                                                                                       ------------     ------------  ------
                                                                                          4,146,594        4,610,955    0.6

             Food Processing      1,506,708   ASDA Group PLC                              2,779,309        2,957,246    0.4
                                    185,336   Unilever PLC                                3,552,974        4,956,266    0.6
                                                                                       ------------     ------------  ------
                                                                                          6,332,283        7,913,512    1.0

             Glass                  558,376   Pilkington PLC                              1,125,025        1,141,600    0.1

             Pharmaceuticals        173,412   Glaxo Wellcome PLC                          2,567,925        3,465,991    0.4

             Retail                 210,158   Tesco PLC (Ordinary)                          901,164        1,289,004    0.2

             Telecommunications     307,847   Cable & Wireless PLC                        2,087,210        2,512,538    0.3

             Utilities--Water       189,700   Anglian Water PLC                           1,638,381        2,120,718    0.3
                                    171,700   Severn Trent PLC                            1,631,487        2,184,877    0.3
                                    182,000   Thames Water PLC                            1,589,376        2,044,312    0.2
                                    195,500   United Utilities PLC                        1,794,982        2,241,516    0.3
                                    345,350   Yorkshire Water PLC                         1,665,830        2,106,907    0.3
                                                                                       ------------     ------------  ------
                                                                                          8,320,056       10,698,330    1.4

                                              Total Investments in the United
                                              Kingdom                                    43,307,960       50,518,501    6.5

                                              Total Investments in Europe               179,102,896      201,753,358   26.1



SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
LATIN                                Shares                                                                 Value    Percent of
AMERICA      Industries               Held              Investments                         Cost          (Note 1a)  Net Assets
Argentina    Banking                 32,300   Banco de Galicia y Buenos Aires S.A.
                                              de C.V. (ADR) (a)                        $    819,646     $    843,838    0.1%
                                    157,154   Banco Frances del Rio de la Plata
                                              S.A. (ADR) (a)                              3,518,686        5,166,438    0.6
                                                                                       ------------     ------------  ------
                                                                                          4,338,332        6,010,276    0.7

             Oil & Related          734,497   Companhia Naviera Perez Companc
                                              S.A.C.F.I.M.F.A. (Class B)                  4,060,515        5,621,723    0.7
                                     40,900   Yacimientos Petroliferos Fiscales
                                              S.A. (YPF) (ADR) (a)                        1,213,749        1,227,000    0.2
                                                                                       ------------     ------------  ------
                                                                                          5,274,264        6,848,723    0.9

             Real Estate             10,700   IRSA Inversiones y Representaciones
                                              S.A. (GDR) (c)                                411,249          418,638    0.1

             Telecommuni-            80,400   Telefonica de Argentina S.A. (Class B)
             cations                          (ADR) (a)                                   2,349,702        2,914,500    0.4

                                              Total Investments in Argentina             12,373,547       16,192,137    2.1

Brazil       Banking            226,026,045   Banco Bradesco S.A. PN (Preferred)          1,770,451        1,801,794    0.2

             Beverages            4,038,960   Companhia Cervejaria Brahma S.A. PN
                                              (Preferred)                                 1,972,801        2,929,405    0.4

             Telecommuni-            67,225   Telecomunicacoes Brasileiras S.A.--
             cations                          Telebras (ADR) (a)                          3,509,070        9,235,034    1.2

             Utilities               43,485   Companhia Energetica de Minas Gerais
                                              S.A. (CEMIG) (ADR) (a)                      1,125,579        1,962,261    0.3

                                              Total Investments in Brazil                 8,377,901       15,928,494    2.1

Chile        Telecommuni-           224,506   Compania de Telecomunicaciones de
             cations                          Chile S.A. (ADR) (a)                        3,756,222        7,689,331    1.0

                                              Total Investments in Chile                  3,756,222        7,689,331    1.0

Mexico       Beverages              296,700   Fomento Economico Mexicano, S.A. de
                                              C.V. (Femsa) (Class B)                      1,573,954        1,574,602    0.2

             Building &             140,800   Empresas ICA Sociedad Controladora,
             Construction                     S.A. de C.V.                                2,046,065        2,029,982    0.3

             Building Products      565,500   Cementos Mexicanos, S.A. de C.V.
                                              (Cemex) (Class B)                           2,335,334        2,315,163    0.3

             Diversified            319,100   Alfa, S.A. de C.V.                          1,893,345        1,880,972    0.2

             Health & Personal      171,400   Kimberly-Clark de Mexico, S.A. de
                                              C.V. (ADR) (a)                              3,124,035        2,913,800    0.4

             Multi-Industry         418,400   Grupo Carso, S.A. de C.V. 'A1'              2,184,120        2,379,075    0.3

             Telecommuni-           713,600   Carso Global Telecom, S.A. de C.V.
             cations                          'A1'                                        2,574,267        2,542,775    0.3
                                  2,360,000   Telefonos de Mexico, S.A. de C.V.
                                              (Series L)                                  5,215,347        5,242,456    0.7
                                                                                       ------------     ------------  ------
                                                                                          7,789,614        7,785,231    1.0

                                              Total Investments in Mexico                20,946,467       20,878,825    2.7

                                              Total Investments in Latin America         45,454,137       60,688,787    7.9

PACIFIC
BASIN

Australia    Banking                256,000   Australia and New Zealand Banking
                                              Group Ltd.                                  1,577,793        1,752,086    0.2
                                    228,000   National Australia Bank Ltd.                2,921,091        3,259,765    0.4
                                    311,000   Westpac Banking Corporation Ltd.            1,756,125        1,688,129    0.2
                                                                                       ------------     ------------  ------
                                                                                          6,255,009        6,699,980    0.8

             Beverages              860,000   Foster's Brewing Group Ltd.                 1,821,613        1,689,172    0.2

             Building Products      468,000   Boral Ltd.                                  1,446,747        1,492,848    0.2
                                    436,000   CSR Ltd.                                    1,682,973        1,599,887    0.2
                                                                                       ------------     ------------  ------
                                                                                          3,129,720        3,092,735    0.4

             Containers             191,000   Amcor Ltd.                                  1,269,600        1,265,052    0.2

             Food & Beverage        117,001   Coca-Cola Amatil, Ltd.                        710,460        1,353,907    0.2

             Media                  192,000   The News Corp., Ltd. (Preferred)              849,066          722,078    0.1

             Merchandising           78,500   Amway Asia Pacific Ltd.                     2,536,717        3,630,625    0.5

             Metals & Mining        206,000   CRA Ltd.                                    3,114,944        3,376,659    0.5
                                    276,000   WMC Ltd.                                    1,807,369        1,783,909    0.2
                                                                                       ------------     ------------  ------
                                                                                          4,922,313        5,160,568    0.7

             Oil & Gas              136,000   Woodside Petroleum Ltd.                       989,076        1,147,705    0.2
             Producers

             Property               554,041   Lend Lease Corp.                            7,600,241       10,975,013    1.4

             Resources              434,248   Broken Hill Proprietary Co.                 5,711,146        6,234,323    0.8

             Transportation          63,000   Brambles Industries Ltd.                    1,091,817        1,134,299    0.1

                                              Total Investments in Australia             36,886,778       43,105,457    5.6

Hong Kong    Airlines               900,000   Cathay Pacific Airways                      1,390,384        1,353,252    0.2

             Banking                196,000   Dao Heng Bank Group Ltd.                      924,947        1,004,285    0.1
                                    326,290   HSBC Holdings PLC                           4,777,590        9,896,509    1.3
                                    245,000   Hang Seng Bank Ltd.                         2,714,528        2,940,759    0.4
                                                                                       ------------     ------------  ------
                                                                                          8,417,065       13,841,553    1.8

             Conglomerates          453,325   Hutchison Whampoa Ltd.                      2,510,971        3,773,808    0.5

             Diversified            304,000   Citic Pacific Ltd.                          1,659,113        1,738,152    0.2
                                    212,500   Jardine Strategic Holdings Ltd.               735,254          793,687    0.1
                                    121,500   Swire Pacific Ltd. (Class A)                  929,119        1,019,295    0.1
                                    581,500   Swire Pacific Ltd. (Class B)                  766,292          806,805    0.1
                                                                                       ------------     ------------  ------
                                                                                          4,089,778        4,357,939    0.5

             Foods                2,154,000   C.P. Pokphand Co. Ltd.                        748,591          695,018    0.1
                                  4,334,000   Tingyi (Cayman Islands) Holdings Co.        1,126,465        1,029,241    0.1
                                                                                       ------------     ------------  ------
                                                                                          1,875,056        1,724,259    0.2

             Property               227,000   Cheung Kong (Holdings) Ltd.                 1,628,621        2,321,857    0.3
                                 18,166,000   China Overseas Land & Investment            5,085,987       12,543,637    1.6
                                    242,000   Great Eagle Holdings Ltd.                     717,303          855,808    0.1
                                    586,000   Henderson Investment Ltd.                     604,973          684,473    0.1
                                    210,000   Henderson Land Development Co. Ltd.         1,734,865        2,046,335    0.2
                                    499,000   Hong Kong Land Holdings Ltd.                1,069,908        1,347,300    0.2
                                    183,000   New World Development Co. Ltd.              1,007,002        1,162,055    0.2
                                    271,000   Sun Hung Kai Properties Ltd.                2,873,167        3,331,537    0.4
                                    314,000   Wharf (Holdings) Ltd.                       1,184,658        1,406,273    0.2
                                                                                       ------------     ------------  ------
                                                                                         15,906,484       25,699,275    3.3


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
PACIFIC BASIN                        Shares                                                                 Value    Percent of
(continued)  Industries               Held              Investments                         Cost          (Note 1a)  Net Assets
Hong Kong    Telecommuni-         1,311,200   Hong Kong Telecommunications Ltd.        $  2,210,834     $  2,902,308    0.4%
(concluded)  cations

             Utilities--            359,000   China Light and Power Co. Ltd.              1,616,245        1,797,780    0.2
             Electric               200,000   Hong Kong Electric Holdings Ltd.              700,617          720,186    0.1
                                                                                       ------------     ------------  ------
                                                                                          2,316,862        2,517,966    0.3

             Utilities--Gas         790,000   Hong Kong and China Gas Co. Ltd.            1,264,840        1,376,484    0.2

                                              Total Investments in Hong Kong             39,982,274       57,546,844    7.4

Japan        Automobiles            713,000   Mitsubishi Motors Corp.                     5,276,942        5,283,752    0.7
                                    169,000   Nissan Motor Co., Ltd.                        977,817        1,121,630    0.1
                                    129,000   Toyota Motor Corp.                          3,521,234        3,704,092    0.5
                                                                                       ------------     ------------  ------
                                                                                          9,775,993       10,109,474    1.3

             Banking                485,000   Mitsubishi Trust and Banking                5,143,346        6,963,119    0.9
                                    479,000   Sumitomo Bank                               5,589,080        6,629,900    0.9
                                                                                       ------------     ------------  ------
                                                                                         10,732,426       13,593,019    1.8

             Broadcast--Media        27,000   Nippon Broadcasting System Inc.             2,037,206        2,483,666    0.3

             Capital Goods          808,000   Mitsubishi Heavy Industries, Ltd.           6,649,674        5,821,045    0.8

             Chemicals              620,000   Kaneka Corp.                                3,166,916        3,597,834    0.5
                                    266,000   Shin-Etsu Chemical Co., Ltd.                4,856,912        6,677,442    0.8
                                                                                       ------------     ------------  ------
                                                                                          8,023,828       10,275,276    1.3

             Containers               3,500   Toyo Seikan Kaisha, Ltd.                      109,231           66,799    0.0

             Electric               220,000   Taihei Dengyo Kaisha, Ltd.                  5,020,707        1,607,634    0.2
             Construction

             Electrical             347,000   Anritsu Corp.                               4,003,623        4,773,040    0.6
             Equipment              715,000   Fujikura Ltd.                               5,548,773        6,269,773    0.8
                                     92,000   Murata Manufacturing Co., Ltd.              3,154,267        3,646,149    0.5
                                    438,000   NEC Corporation                             5,453,990        6,100,069    0.8
                                     69,000   Rohm Co., Ltd.                              3,870,990        7,177,613    0.9
                                    362,000   Sharp Corporation                           5,603,967        4,668,157    0.6
                                                                                       ------------     ------------  ------
                                                                                         27,635,610       32,634,801    4.2

             Electronics             83,600   Advantest Corp.                             4,329,672        5,692,160    0.7
                                    559,000   Hitachi Ltd.                                5,166,946        5,959,078    0.8
                                    290,000   Pioneer Electronic Corp.                    5,163,945        7,180,193    0.9
                                     78,700   Sony Corp.                                  5,731,219        6,637,268    0.9
                                                                                       ------------     ------------  ------
                                                                                         20,391,782       25,468,699    3.3

             Financial Services      72,000   Japan Associated Finance Co.                4,066,033        5,601,788    0.7

             Glass                  508,000   Asahi Glass Co., Ltd.                       4,506,452        4,935,007    0.6

             Machinery              872,000   NSK Ltd.                                    5,040,389        5,712,380    0.7

             Manufacturing          430,000   Dainippon Screen Manufacturing
                                              Co., Ltd.                                   3,372,153        3,596,888    0.5
                                  1,467,000   Ube Industries Ltd.                         4,202,851        4,161,881    0.5
                                                                                       ------------     ------------  ------
                                                                                          7,575,004        7,758,769    1.0

             Office Equipment       375,000   Ricoh Co., Ltd.                             4,503,306        4,932,514    0.6

             Paper Products         571,000   Oji Paper Co., Ltd.                         3,710,043        3,303,671    0.4

             Pharmaceuticals        475,000   Fujisawa Pharmaceutical Co., Ltd.           4,367,310        4,491,919    0.6
                                    225,000   Taisho Pharmaceutical Co., Ltd.             4,415,322        5,648,212    0.7
                                                                                       ------------     ------------  ------
                                                                                          8,782,632       10,140,131    1.3

             Property & Casualty    308,000   Tokio Marine & Fire Insurance Co.,          3,366,378        3,627,579    0.5
             Insurance                        Ltd.

             Real Estate            359,000   Mitsubishi Estate Co., Ltd.                 4,103,953        4,907,239    0.6
                                    441,000   Mitsui Fudosan Co., Ltd.                    4,564,545        5,573,160    0.7
                                                                                       ------------     ------------  ------
                                                                                          8,668,498       10,480,399    1.3

             Retail                 250,000   Isetan Co., Ltd.                            2,612,122        3,223,865    0.4
                                    106,000   Ito-Yokado Co., Ltd.                        5,887,086        6,050,894    0.8
                                    565,000   Takashimaya Co.                             5,844,033        7,383,081    1.0
                                    120,000   Uny Co., Ltd.                               1,991,583        2,362,448    0.3
                                                                                       ------------     ------------  ------
                                                                                         16,334,824       19,020,288    2.5

             Steel                1,561,000   Kawasaki Steel Corp.                        4,179,147        4,589,598    0.6
                                  1,981,000   Nippon Steel Co.                            5,304,942        5,807,436    0.8
                                                                                       ------------     ------------  ------
                                                                                          9,484,089       10,397,034    1.4

             Telecommuni-               800   DDI Corp.                                   4,823,018        5,976,616    0.8
             cations

             Textiles             1,061,000   Teijin Ltd.                                 4,224,189        4,478,602    0.6

             Tire & Rubber          260,000   Bridgestone Corporation                     4,737,763        5,878,611    0.8

             Tobacco                    791   Japan Tobacco, Inc.                         5,108,895        6,058,984    0.8

             Trading                706,000   Mitsui & Co.                                5,176,180        6,251,547    0.8
                                  1,274,000   Nissho Iwai Corp.                           4,454,051        5,301,032    0.7
                                                                                       ------------     ------------  ------
                                                                                          9,630,231       11,552,579    1.5

             Transportation         760,000   Nippon Express Co., Ltd.                    4,490,727        5,912,999    0.8
                                    500,000   Tobu Railway Co., Ltd.                      2,416,593        2,243,810    0.3
                                    800,000   Tokyu Corp.                                 4,912,056        4,580,468    0.6
                                                                                       ------------     ------------  ------
                                                                                         11,819,376       12,737,277    1.7

                                              Total Investments in Japan                206,757,577      234,652,642   30.4


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
PACIFIC BASIN                       Shares                                                                  Value    Percent of
(concluded)  Industries              Held               Investments                         Cost          (Note 1a)  Net Assets
Malaysia     Agricultural           313,000   IOI Corporation BHD                      $    394,904     $    418,629    0.1%
             Operations

             Airlines               134,000   Malaysian Airline System BHD                  347,649          309,370    0.1

             Automobiles             30,000   Edaran Otomobil Nasional BHD                  286,253          261,524    0.0
                                     76,000   Perusahaan Otomobil Nasional BHD              442,139          396,306    0.1
                                                                                       ------------     ------------  ------
                                                                                            728,392          657,830    0.1

             Banking                 76,000   Commerce Asset Holding BHD                    232,337          225,683    0.0
                                     15,200   Commerce Asset Holding BHD
                                              (Rights) (b)                                        0            4,840    0.0
                                      9,500   Commerce Asset Holding BHD
                                              (Rights) (b)                                        0                0    0.0
                                     69,000   Malayan Banking BHD                           628,127          727,848    0.1
                                    217,666   Public Bank (Malaysia) BHD 'Foreign'          430,743          341,376    0.1
                                                                                       ------------     ------------  ------
                                                                                          1,291,207        1,299,747    0.2

             Building                84,000   Hume Industries (Malaysia) BHD                549,146          448,054    0.1
             Products               134,000   Kedah Cement Holdings BHD                     209,633          197,357    0.0
                                                                                       ------------     ------------  ------
                                                                                            758,779          645,411    0.1

             Chemicals               30,000   Malaysian Oxygen BHD                          152,864          156,437    0.0

             Diversified            179,000   Berjaya Group BHD                             208,673          236,558    0.0
                                    253,000   Malayan United Industries BHD                 185,611          185,304    0.0
                                    174,000   Multi-Purpose Holdings BHD                    285,669          275,663    0.1
                                    112,000   Renong BHD                                    198,799          160,497    0.0
                                    185,000   Sime Darby BHD                                569,741          603,853    0.1
                                     77,000   United Engineers (Malaysia) Ltd.              541,520          622,204    0.1
                                     66,000   YTL Corporation BHD                           261,830          235,133    0.0
                                                                                       ------------     ------------  ------
                                                                                          2,251,843        2,319,212    0.3

             Financial               35,000   Hong Leong Credit BHD                         179,157          168,577    0.0
             Services               205,000 ++Idris Hydraulic (Malaysia) BHD                233,818          241,541    0.1
                                     35,000   Rashid Hussain BHD                            234,730          224,305    0.0
                                                                                       ------------     ------------  ------
                                                                                            647,705          634,423    0.1

             Foods                   24,000   Nestle (Malaysia) BHD                         185,302          178,648    0.0

             Forest Products        109,000   Lingui Development BHD                        188,914          187,437    0.0

             Leisure                 38,000   Berjaya Sports Toto BHD                       177,237          176,976    0.0
                                     47,000   Genting BHD                                   256,024          245,084    0.1
                                    102,000   Magnum Corporation BHD                        166,277          169,716    0.0
                                     62,000   Resorts World BHD                             220,193          207,308    0.0
                                                                                       ------------     ------------  ------
                                                                                            819,731          799,084    0.1

             Telecommuni-            40,000   Telekom Malaysia BHD                          276,999          296,155    0.0
             cations

             Utilities--             67,000   Tenaga Nasional BHD                           306,999          306,703    0.0
             Electric

                                              Total Investments in Malaysia               8,351,288        8,209,086    1.1

New Zealand  Chemicals               60,000   Fernz Corporation Ltd.                        163,272          212,765    0.0

             Electronics             69,000   PDL Holdings Ltd.                             340,434          323,701    0.0

             Finance              2,509,300   Wrightson Ltd.                              1,911,453        1,558,049    0.2

             Textiles               410,900   Lane Walker Rudkin Industries, Ltd.           478,891          436,559    0.1

                                              Total Investments in New Zealand            2,894,050        2,531,074    0.3

South        Telecommuni-           154,393   SK Telecom Co. Ltd. (ADR) (a)               2,561,162        1,428,135    0.2
Korea        cations

             Utilities               67,880   Korea Electric Power Corp.                  2,753,162        2,098,595    0.3

                                              Total Investments in South Korea            5,314,324        3,526,730    0.5

                                              Total Investments in the Pacific
                                              Basin                                     300,186,291      349,571,833   45.3

SOUTHEAST
ASIA

India        Banking                285,000   State Bank of India                         2,015,768        2,445,420    0.3

             Chemicals                6,100   Reliance Industries Ltd.                       39,340           51,829    0.0

             Financial              426,400   Industrial Credit & Investment
             Services                         Corporation of India Ltd.                   1,386,341          793,164    0.1

             Hotels                  94,000   East India Hotels Ltd. (GDR) (c) (e)        1,776,304        1,480,500    0.2

             Real Estate             44,280   Housing Development Finance Corp., Ltd.     3,461,023        3,922,341    0.5

             Utilities--            146,500   Bombay Suburban Electric Supply Co.
             Electric                         Ltd. (Registered Shares) (GDR) (c)          2,711,447        3,662,500    0.5

                                              Total Investments in India                 11,390,223       12,355,754    1.6

Indonesia    Telecommuni-            40,500   P.T. Telekomunikasi Indonesia
             cations                          (ADR) (a)                                   1,313,769        1,346,625    0.2

                                              Total Investments in Indonesia              1,313,769        1,346,625    0.2

                                              Total Investments in Southeast Asia        12,703,992       13,702,379    1.8

SHORT-TERM                          Face
SECURITIES                         Amount

             Commercial     US$  32,822,000   General Motors Acceptance Corp.,
             Paper*                           5.62% due 6/02/1997                        32,811,752       32,811,752    4.3

                                              Total Investments in Commercial Paper      32,811,752       32,811,752    4.3

             Foreign        Skr 138,000,000   Sweden Treasury Bills, 4.015% due
             Government                       7/16/1997                                  17,849,902       17,779,711    2.3
             Obligations*

                                              Total Investments in Foreign
                                              Government Obligations                     17,849,902       17,779,711    2.3

             US Government                    United States Treasury Bills (d):
             & Agency       US$   1,000,000     4.88% due 7/03/1997                         995,527          996,170    0.1
             Obligations*         1,000,000     5.07% due 7/03/1997                         995,352          996,170    0.1
                                  3,500,000     5.18% due 7/03/1997                       3,483,734        3,486,595    0.5

                                              Total Investments in US Government &
                                              Agency Obligations                          5,474,613        5,478,935    0.7

                                              Total Investments in Short-Term
                                              Securities                                 56,136,267       56,070,398    7.3


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
OPTIONS               Nominal Value Covered                                               Premiums          Value    Percent of
PURCHASED              by Options Purchased             Issue                               Paid          (Note 1a)  Net Assets
             Call Options           112,001   Nikkei Index, expiring January 1998
             Purchased                        (3-month look back)                      $  2,237,208     $  3,047,694    0.4%
                                        946   Nikkei Index, expiring October 1997
                                              at YEN 257.6                                  243,727          275,646    0.0
                                  3,469,627   Thailand Index, expiring April 1998
                                              at ThB 1.983 (European Options)               520,444          145,724    0.0
                                                                                       ------------     ------------  ------
                                                                                          3,001,379        3,469,064    0.4

             Currency Put        14,000,000   German Deutschemark, expiring July
             Options                          1997 at DM1.55                                162,120        1,208,200    0.2
             Purchased           40,000,000   Japanese Yen, expiring July 1997 at
                                              YEN 115.50                                    559,000          676,000    0.1
                                 28,000,000   Japanese Yen, expiring February 1998
                                              at YEN 120                                    418,600          296,800    0.0
                                 10,000,000   Swiss Franc, expiring July 1997 at
                                              Chf 1.285                                     135,000          841,000    0.1
                                                                                       ------------     ------------  ------
                                                                                          1,274,720        3,022,000    0.4

                                              Total Options Purchased                     4,276,099        6,491,064    0.8

                                              Total Investments                         619,158,710      712,319,827   92.3

OPTIONS               Nominal Value Covered                                              Premiums
WRITTEN                  by Options Written                                              Received

             Put Options          3,469,627   Thailand Index, expiring April 1998
             Written                          at ThB 1.983 (European Options)              (520,444)      (1,051,991)  (0.1)

                                              Total Options Written                        (520,444)      (1,051,991)  (0.1)

             Total Investments, Net of Options Written                                 $618,638,266      711,267,836   92.2
                                                                                       ============
             Variation Margin on Financial Futures Contracts**                                               314,116    0.1

             Unrealized Depreciation on Forward Foreign Exchange Contracts***                               (440,983)  (0.1)

             Other Assets Less Liabilities                                                                60,494,284    7.8
                                                                                                        ------------  ------
             Net Assets                                                                                 $771,635,253  100.0%
                                                                                                        ============  ======




            *Commercial Paper and certain Foreign and US Government & Agency
             Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
           **Financial futures contracts purchased as of May 31, 1997 were as follows:
             Number of                                   Expiration        Value
             Contracts          Issue        Exchange       Date      (Notes 1a & 1c)
                196         All Ordinaries     SFE        June 1997     $ 9,820,748
                 88             CAC 40         CAC        June 1997       7,881,239
                108            FTSE 100       LIFFE       June 1997      20,443,073
                 17          Tokyo Topix       TFE        June 1997       2,185,086

             Total Financial Futures Contracts Purchased
             (Total Contract Price--$38,925,353)                        $40,330,146
                                                                        ===========

             Financial futures contracts sold as of May 31, 1997 were as follows:
             Number of                                   Expiration        Value
             Contracts          Issue       Exchange        Date      (Notes 1a & 1c)
                 52           DAX Index       DTB         June 1997     $10,919,142

             Total Financial Futures Contracts Sold
             (Total Contract Price--$10,681,754)                        $10,919,142
                                                                        ===========

          ***Forward foreign exchange contracts as of May 31, 1997 were as follows:
             Foreign                                                    Unrealized
             Currency                                  Expiration       Appreciation
             Purchased                                    Date    (Depreciation)(Note 1c)
             Chf                6,425,000                 July 1997      $  (91,940)
             DM                10,517,857                 July 1997        (392,380)
             DM                95,083,865               August 1997        (188,741)
             Pound Sterling    11,404,047                 July 1997          42,024
             YEN            2,310,000,000                 July 1997          14,267

             Total (US$ Commitment--$105,928,849)                          (616,770)
                                                                         ----------

             Foreign Currency Sold

             DM                32,079,605               August 1997         139,518
             HK$              232,508,312                 July 1997          36,269

             Total (US$ Commitment--$49,009,785)                            175,787
                                                                         ----------

             Total Unrealized Depreciation--Net on
             Forward Foreign Exchange Contracts                          $ (440,983)
                                                                         ==========


          (a)American Depositary Receipts (ADR).
          (b)The rights may be exercised until 6/19/1997.
          (c)Global Depositary Receipts (GDR).
          (d)Securities held as collateral in connection with open financial futures contracts.
          (e)The security may be offered and sold to 'qualified institutional buyers' under Rule 144A of the Securities Act of 1933.
           ++Non-income producing security.


             See Notes to Financial Statements.




PORTFOLIO INFORMATION (unaudited)


Worldwide
Investments as of
May 31, 1997

                                   Percent of
Ten Largest Equity Holdings        Net Assets

China Overseas Land &
  Investment                          1.6%
Lend Lease Corp.                      1.4
Nedcor Ltd. (GDR)                     1.3
HSBC Holdings PLC                     1.3
Telecomunicacoes Brasileiras
  S.A.--Telebras (ADR)                1.2
Compania de Telecomunicaciones
  de Chile S.A. (ADR)                 1.0
Takashimaya Co.                       1.0
Pioneer Electronic Corp.              0.9
Rohm Co., Ltd.                        0.9
Mitsubishi Trust and Banking          0.9



Ten Largest Industries             Percent of
(Equity Investments)               Net Assets

Banking                               8.8%
Telecommunications                    6.9
Property                              4.7
Electrical Equipment                  4.2
Diversified                           4.0
Electronics                           3.8
Chemicals                             3.6
Retail                                3.1
Automobiles                           2.2
Beverages                             2.0


                                   Percent of
Ten Largest Countries              Net Assets

Japan                                30.4%
Hong Kong                             7.4
United Kingdom                        6.5
Australia                             5.6
France                                4.0
Germany                               3.1
South Africa                          2.8
Mexico                                2.7
Netherlands                           2.6
Italy                                 2.2

                                   Percent of
Geographical Asset Mix*            Net Assets

Japan                                30.4%
Europe (Ex-United Kingdom)           19.6
Pacific Basin (Ex-Japan)             14.9
Other Emerging Markets               12.8
Cash                                  7.3
United Kingdom                        6.5

[FN]
*Percent of net assets may not equal 100%, and excludes the impact of futures and options.


Financial Futures Contracts

                                                           Percent of
Country                Issue              Exchange         Net Assets

United Kingdom        FTSE 100             LIFFE              2.6%
Australia          All Ordinaries           SFE               1.3
France                 CAC 40               CAC               1.0
Japan               Tokyo Topix             TFE               0.3
Germany              DAX Index              DTB              (1.4)
                                                            ------
                                                              3.8%
                                                            ======




STATEMENT OF ASSETS AND LIABILITIES

                    As of May 31, 1997
Assets:             Investments, at value (identified cost--$614,882,611) (Note 1a)                       $  705,828,763
                    Variation margin on stock index futures contracts (Note 1c)                                  487,173
                    Options purchased, at value (cost--$4,276,099) (Notes 1a & 1c)                             6,491,064
                    Foreign cash (Note 1b)                                                                    47,553,212
                    Cash                                                                                         708,797
                    Receivables:
                      Securities sold                                                    $   14,251,753
                      Dividends                                                               2,763,956
                      Beneficial interest sold                                                  874,212
                      Interest                                                                   41,042       17,930,963
                                                                                         --------------
                    Deferred organization expenses (Note 1f)                                                      29,541
                    Prepaid registration fees and other assets (Note 1f)                                         777,015
                                                                                                          --------------
                    Total assets                                                                             779,806,528
                                                                                                          --------------

Liabilities:        Options written, at value (premiums received--$520,444)
                    (Notes 1a & 1c)                                                                            1,051,991
                    Unrealized depreciation on forward exchange contracts (Note 1c)                              440,983
                    Payables:
                      Securities purchased                                                    2,972,384
                      Beneficial interest redeemed                                            1,962,144
                      Distributor (Note 2)                                                      521,858
                      Investment adviser (Note 2)                                               473,130        5,929,516
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       748,785
                                                                                                          --------------
                    Total liabilities                                                                          8,171,275
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  771,635,253
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                 $      354,609
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      4,696,282
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        202,051
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        945,125
                    Paid-in capital in excess of par                                                         642,175,684
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                        30,286,510
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         92,974,992
                                                                                                          --------------
                    Net assets                                                                            $  771,635,253
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $44,623,965 and 3,546,090
Value:                       shares of beneficial interest outstanding                                    $        12.58
                                                                                                          ==============
                    Class B--Based on net assets of $583,213,628 and 46,962,821
                             shares of beneficial interest outstanding                                    $        12.42
                                                                                                          ==============
                    Class C--Based on net assets of $24,773,943 and 2,020,514
                             shares of beneficial interest outstanding                                    $        12.26
                                                                                                          ==============
                    Class D--Based on net assets of $119,023,717 and 9,451,252
                             shares of beneficial interest outstanding                                    $        12.59
                                                                                                          ==============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended May 31, 1997
Investment Income   Dividends (net of $1,555,653 foreign withholding tax)                                 $   17,170,386
(Notes 1d & 1e):    Interest and discount earned (net of $4,175 foreign
                    withholding tax)                                                                           5,825,762
                    Other                                                                                          4,956
                                                                                                          --------------
                    Total income                                                                              23,001,104
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                                          7,799,527
                    Account maintenance and distribution fees--Class B (Note 2)                                7,683,509
                    Transfer agent fees--Class B (Note 2)                                                      1,553,873
                    Custodian fees                                                                             1,139,496
                    Account maintenance and distribution fees--Class C (Note 2)                                  377,674
                    Account maintenance fees--Class D (Note 2)                                                   367,308
                    Transfer agent fees--Class D (Note 2)                                                        251,119
                    Accounting services (Note 2)                                                                 238,275
                    Printing and shareholder reports                                                             218,985
                    Transfer agent fees--Class A (Note 2)                                                        151,031
                    Registration fees (Note 1f)                                                                   95,987
                    Professional fees                                                                             89,852
                    Transfer agent fees--Class C (Note 2)                                                         81,268
                    Trustees' fees and expenses                                                                   36,861
                    Amortization of organization expenses (Note 1f)                                               25,430
                    Pricing fees                                                                                  22,461
                    Other                                                                                         56,228
                                                                                                          --------------
                    Total expenses                                                                            20,188,884
                                                                                                          --------------
                    Investment income--net                                                                     2,812,220
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                   $   73,773,675
(Loss) on             Foreign currency transactions--net                                     (3,215,404)      70,558,271
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       (4,404,233)
(Notes 1b, 1c,        Foreign currency transactions--net                                        996,884       (3,407,349)
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             67,150,922
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $   69,963,142
                                                                                                          ==============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                              For the Year Ended May 31,
                    Increase (Decrease) in Net Assets:                                         1997             1996
Operations:         Investment income--net                                               $    2,812,220   $    7,131,549
                    Realized gain on investments and foreign currency
                    transactions--net                                                        70,558,271       75,604,968
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   (3,407,349)     100,273,961
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     69,963,142      183,010,478
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (2,005,712)              --
Shareholders          Class B                                                                (7,119,954)              --
(Note 1g):            Class C                                                                  (484,716)              --
                      Class D                                                                (2,664,054)              --
                    In excess of investment income--net:
                      Class A                                                                  (101,732)              --
                      Class B                                                                  (361,132)              --
                      Class C                                                                   (24,585)              --
                      Class D                                                                  (135,124)              --
                    Realized gain on investment--net:
                      Class A                                                                (2,645,936)              --
                      Class B                                                               (21,542,693)              --
                      Class C                                                                (1,111,282)              --
                      Class D                                                                (4,085,666)              --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (42,282,586)              --
                                                                                         --------------   --------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                           (540,177,741)    (149,701,161)
Transactions                                                                             --------------   --------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                (512,497,185)      33,309,317
                    Beginning of year                                                     1,284,132,438    1,250,823,121
                                                                                         --------------   --------------
                    End of year*                                                         $  771,635,253   $1,284,132,438
                                                                                         ==============   ==============

                   *Undistributed investment income--net (Note 1h)                       $           --   $    9,462,216
                                                                                         ==============   ==============


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                    Class A                          Class B
                    The following per share data and ratios                For the                                  For the
                    have been derived from information                     Period                                   Period
                    provided in the financial statements.                  Oct. 21,                                 July 30,
                                                           For the Year   1994++ to           For the Year         1993++ to
                    Increase (Decrease) in                 Ended May 31,    May 31,           Ended May 31,          May 31,
                    Net Asset Value:                    1997++++  1996++++   1995    1997++++   1996++++    1995    1994++++
Per Share           Net asset value, beginning of
Operating           period                           $  11.94   $  10.25  $  11.73  $  11.76   $  10.19  $  11.44  $  10.00
Performance:                                         --------   --------  --------  --------   --------  --------  --------
                    Investment income (loss)--net         .12        .16       .26       .01        .04       .02      (.02)
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions
                    --net                                1.09       1.53     (1.05)     1.08       1.53      (.69)     1.46
                                                     --------   --------  --------  --------   --------  --------  --------
                    Total from investment
                    operations                           1.21       1.69      (.79)     1.09       1.57      (.67)     1.44
                                                     --------   --------  --------  --------   --------  --------  --------
                    Less dividends and
                    distributions:
                      Investment income--net             (.24)        --      (.15)     (.10)        --      (.04)       --
                      In excess of investment
                      income--net                        (.01)        --        --      (.01)        --        --        --
                      Realized gain on
                      investments--net                   (.32)        --      (.54)     (.32)        --      (.54)       --
                                                     --------   --------  --------  --------   --------  --------  --------
                    Total dividends and
                    distributions                        (.57)        --      (.69)     (.43)        --      (.58)       --
                                                     --------   --------  --------  --------   --------  --------  --------
                    Net asset value, end of
                    period                           $  12.58   $  11.94  $  10.25  $  12.42   $  11.76  $  10.19  $  11.44
                                                     ========   ========  ========  ========   ========  ========  ========

Total Investment    Based on net asset value per
Return:**           share                              10.76%     16.49%    (6.78%)+++ 9.70%     15.41%    (5.91%)   14.40%+++
                                                     ========   ========  ========  ========   ========  ========  ========


Ratios to Average   Expenses                            1.11%      1.06%     1.23%*    2.14%      2.09%     2.13%     2.07%*
Net Assets:                                          ========   ========  ========  ========   ========  ========  ========
                    Investment income (loss)--net       1.04%      1.47%     4.64%*     .08%       .37%      .23%     (.19%)*
                                                     ========   ========  ========  ========   ========  ========  ========

Supplemental        Net assets, end of period (in
Data:               thousands)                       $ 44,624   $116,628 $  74,478  $583,213   $945,368  $961,941  $844,295
                                                     ========   ========  ========  ========   ========  ========  ========
                    Portfolio turnover                 60.56%     71.86%    63.95%    60.56%     71.86%    63.95%    50.63%
                                                     ========   ========  ========  ========   ========  ========  ========
                    Average commission rate
                    paid++++++                       $  .0004   $  .0005        --  $  .0004   $  .0005        --        --
                                                     ========   ========  ========  ========   ========  ========  ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Commencement of Operations.
                 +++Aggregate total investment return.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)
                                                                    Class C                          Class D
                    The following per share data and ratios                For the                                  For the
                    have been derived from information                     Period                                   Period
                    provided in the financial statements.                  Oct. 21,                                 July 30,
                                                           For the Year   1994++ to           For the Year         1993++ to
                    Increase (Decrease) in                 Ended May 31,    May 31,           Ended May 31,          May 31,
                    Net Asset Value:                    1997++++  1996++++   1995    1997++++   1996++++    1995    1994++++
Per Share           Net asset value, beginning
Operating           of period                        $  11.65   $  10.10  $  11.62  $  11.94   $  10.27  $  11.51  $  10.00
Performance:                                         --------   --------  --------  --------   --------  --------  --------
                    Investment income--net                 --+++++   .05       .24       .10        .13       .10       .04
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions
                    --net                                1.08       1.50     (1.09)     1.09       1.54      (.68)     1.47
                                                     --------   --------  --------  --------   --------  --------  --------
                    Total from investment
                    operations                           1.08       1.55      (.85)     1.19       1.67      (.58)     1.51
                                                     --------   --------  --------  --------   --------  --------  --------
                    Less dividends and
                    distributions:
                      Investment income--net             (.14)        --      (.13)     (.21)        --      (.12)       --
                      In excess of investment
                      income--net                        (.01)        --        --      (.01)        --        --        --
                      Realized gain on investments
                      --net                              (.32)        --      (.54)     (.32)        --      (.54)       --
                                                     --------   --------  --------  --------   --------  --------  --------
                    Total dividends and
                    distributions                        (.47)        --      (.67)     (.54)        --      (.66)       --
                                                     --------   --------  --------  --------   --------  --------  --------
                    Net asset value, end of
                    period                           $  12.26   $  11.65  $  10.10  $  12.59   $  11.94  $  10.27  $  11.51
                                                     ========   ========  ========  ========   ========  ========  ========

Total Investment    Based on net asset value per
Return:**           share                               9.71%     15.35%    (7.36%)+++10.50%     16.26%    (5.11%)   15.10%+++
                                                     ========   ========  ========  ========   ========  ========  ========

Ratios to Average   Expenses                            2.15%      2.09%     2.30%*    1.36%      1.31%     1.34%     1.31%*
Net Assets:                                          ========   ========  ========  ========   ========  ========  ========
                    Investment income--net               .04%       .45%     4.26%*     .86%      1.13%      .85%      .55%*
                                                     ========   ========  ========  ========   ========  ========  ========

Supplemental        Net assets, end of period
Data:               (in thousands)                   $ 24,774   $ 46,985  $ 25,822  $119,024   $175,151  $188,583  $208,007
                                                     ========   ========  ========  ========   ========  ========  ========
                    Portfolio turnover                 60.56%     71.86%    63.95%    60.56%     71.86%    63.95%    50.63%
                                                     ========   ========  ========  ========   ========  ========  ========
                    Average commission rate
                    paid++++++                       $  .0004   $  .0005        --  $  .0004   $  .0005        --        --
                                                     ========   ========  ========  ========   ========  ========  ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch International Equity Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign urrencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell stock index futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $622,573 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the year ended May 31, 1997, MLAM paid MLAM U.K. a fee of $1,042,511 pursuant to such Agreement.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                  Account    Distribution
                              Maintenance Fee     Fee

Class B                            0.25%         0.75%
Class C                            0.25%         0.75%
Class D                            0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 1997, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                    MLFD        MLPF&S

Class A                           $  439       $ 6,114
Class D                           $5,823       $92,339


For the year ended May 31, 1997, MLPF&S received contingent deferred sales charges of $3,245,523 and $19,009 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $81,635 in commissions on the execution of portfolio security transactions for the Fund for the year ended May 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 1997 were $579,746,667 and $1,155,037,166, respectively.

Net realized and unrealized gains (losses) as of May 31, 1997 were as follows:


                                      Realized         Unrealized
                                   Gains (Losses)    Gains (Losses)
Investments:
 Long-term                        $  78,491,953     $  91,012,021
 Short-term                                (747)          (65,869)
 Stock index futures contracts         (157,684)        1,167,405
 Options written                       (484,700)         (531,547)
 Options purchased                   (4,075,147)          467,685
                                  -------------     -------------
Total investments                    73,773,675        92,049,695
Currency transactions:
 Options purchased                     (394,747)        1,747,280
 Forward foreign exchange
 contracts                           (3,203,676)         (440,983)
 Foreign currency transactions          383,019          (381,000)
                                  -------------     -------------
Total currency transactions          (3,215,404)          925,297
                                  -------------     -------------
Total                             $  70,558,271     $  92,974,992
                                  =============     =============

Transactions in call options written for the year ended May 31, 1997 were as follows:


                                    Nominal Value
                                     Covered by         Premiums
                                   Written Options      Received

Outstanding call options written
at beginning of year               $        150      $    450,000
Options written                             288         1,240,523
Options expired                            (438)       (1,690,523)
                                   ------------      ------------
Outstanding call options
written at end of year             $         --      $         --
                                   ============      ============

Transactions in put options written for the year ended May 31, 1997 were as follows:

                                    Nominal Value
                                     Covered By         Premiums
                                   Written Options      Received

Outstanding put options written
at beginning of year               $      3,655      $     85,749
Options written                       3,469,627           520,444
Options expired                          (3,655)          (85,749)
                                   ------------      ------------
Outstanding put options written
at end of year                     $  3,469,627      $    520,444
                                   ============      ============


As of May 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $88,843,859, of which $115,709,201 related to appreciated securities and $26,865,342 related to depreciated securities. At May 31, 1997, the aggregate cost of investments, net of investment options for Federal income tax purposes was $619,401,977.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest trans-actions was $540,177,741 and $149,701,161 for the years ended May
31, 1997 and May 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                         5,010,009  $  58,060,092
Shares issued to shareholders
in reinvestment of dividends
and distributions                     282,319      3,161,968
                                -------------  -------------
Total issued                        5,292,328     61,222,060
Shares redeemed                   (11,515,661)  (133,217,324)
                                -------------  -------------
Net decrease                       (6,223,333) $ (71,995,264)
                                =============  =============

NOTES TO FINANCIAL STATEMENTS (concluded)




Class A Shares for the Year                         Dollar
Ended May 31, 1996                    Shares        Amount

Shares sold                         8,917,021  $  98,608,956
Shares redeemed                    (6,414,907)   (71,336,354)
                                -------------  -------------
Net increase                        2,502,114  $  27,272,602
                                =============  =============



Class B Shares for the Year                         Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                         8,217,094  $  94,876,821
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,266,047     25,175,777
                                -------------  -------------
Total issued                       10,483,141    120,052,598
Shares redeemed                   (43,718,602)  (502,263,658)
Automatic conversion of shares       (196,392)    (2,257,596)
                                -------------  -------------
Net decrease                      (33,431,853) $(384,468,656)
                                =============  =============



Class B Shares for the Year                         Dollar
Ended May 31, 1996                    Shares        Amount

Shares sold                        20,260,350  $ 222,170,714
Shares redeemed                   (33,910,956)  (370,155,135)
Automatic conversion of shares       (343,919)    (4,169,385)
                                -------------  -------------
Net decrease                      (13,994,525) $(152,153,806)
                                =============  =============



Class C Shares for the Year                         Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                         2,069,688  $  23,614,446
Shares issued to shareholders
in reinvestment of dividends
and distributions                     131,890      1,446,828
                                -------------  -------------
Total issued                        2,201,578     25,061,274
Shares redeemed                    (4,213,047)   (47,925,938)
                                -------------  -------------
Net decrease                       (2,011,469) $ (22,864,664)
                                =============  =============

Class C Shares for the                              Dollar
Year Ended May 31, 1996               Shares        Amount

Shares sold                         3,578,857  $  39,004,743
Shares redeemed                    (2,103,452)   (22,986,000)
                                -------------  -------------
Net increase                        1,475,405  $  16,018,743
                                =============  =============



Class D Shares for the Year                         Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                         2,948,566  $  34,763,784
Automatic conversion of shares        193,325      2,257,596
Shares issued to shareholders
in reinvestment of dividends
and distributions                     526,815      5,910,863
                                -------------  -------------
Total issued                        3,668,706     42,932,243
Shares redeemed                    (8,890,251)  (103,781,400)
                                -------------  -------------
Net decrease                       (5,221,545) $ (60,849,157)
                                =============  =============



Class D Shares for the Year                         Dollar
Ended May 31, 1996                    Shares        Amount

Shares sold                         5,012,975  $  55,718,753
Automatic conversion of shares        340,392      4,169,385
Shares redeemed                    (9,050,483)  (100,726,838)
                                -------------  -------------
Net decrease                       (3,697,116) $ (40,838,700)
                                =============  =============


5. Commitments:
At May 31, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell foreign currency with an approximate value of $1,089,000 and $33,898,000, respectively.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT



The Board of Trustees and Shareholders,
Merrill Lynch International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch International Equity Fund as of May 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period July 30, 1993 (commencement of operations) to May 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch International Equity Fund as of May 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 10, 1997
</AUDIT-REPORT>

IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch International Equity Fund during the fiscal year ended May 31, 1997:
                          Qualifying                 Non-Qualifying
                           Domestic   Interest from     Domestic                  Total   Foreign Taxes
Record          Payable    Ordinary      Federal        Ordinary     Foreign     Ordinary    Paid or      Long-Term
Date              Date      Income     Obligations       Income   Source Income   Income     Withheld   Capital Gains
Class A Shares:
12/11/96        12/19/96   $.000774      $.032101       $.071415     $.181289    $.285579    $.026187      $.288428

Class B Shares:
12/11/96        12/19/96   $.000385      $.015967       $.035522     $.090173    $.142047    $.026187      $.288428

Class C Shares:
12/11/96        12/19/96   $.000481      $.019955       $.044394     $.112694    $.177524    $.026187      $.288428

Class D Shares:
12/11/96        12/19/96   $.000678      $.028101       $.062517     $.158701    $.249997    $.026187      $.288428



The qualifying domestic ordinary income qualifies for the dividends-received deduction for corporations.

The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.




EQUITY PORTFOLIO CHANGES (unaudited)


For the Quarter Ended May 31, 1997


Additions

 Alfa, S.A. de C.V.
 Amcor Ltd.
 Assicurazioni Generali S.p.A.
 Assurances Generales de France S.A. (AGF)
 Australia and New Zealand Banking
   Group Ltd.
 BTR PLC
 Banco de Galicia y Buenos Aires S.A. de
   C.V. (ADR)
 Berjaya Group BHD
 Berjaya Sports Toto BHD
 Boral Ltd.
 Brambles Industries Ltd.
 CRA Ltd.
 CSR Ltd.
 Carso Global Telecom, S.A. de C.V. 'A1'
 Castorama Dubois Investisse
 Cathay Pacific Airways
 Cementos Mexicanos, S.A. de C.V. (Cemex)
   (Class B)
 China Light and Power Co. Ltd.
 Citic Pacific Ltd.
 Commerce Asset Holding BHD
 Dainippon Screen Manufacturing Co., Ltd.
 Dao Heng Bank Group Ltd.
 Edaran Otomobil Nasional BHD
 Empresas ICA Sociedad Controladora,
   S.A. de C.V.
 Ente Nazionale Idrocarburi S.p.A. (ENI)
 Ergo Bank S.A. (New Shares)
 Fomento Economico Mexicano, S.A. de C.V.
   (Femsa) (Class B)
 Foster's Brewing Group Ltd.
 Fujisawa Pharmaceuticals Co., Ltd.
 Genting BHD
*Granges AB
 Great Eagle Holdings Ltd.
 Hang Seng Bank Ltd.
 Henderson Investment Ltd.
 Henderson Land Development Co. Ltd.
 Hong Kong and China Gas Co. Ltd.
 Hong Kong Electric Holdings Ltd.
 Hong Kong Land Holdings Ltd.
 Hong Kong Telecommunications Ltd.
 Hong Leong Credit BHD
 IOI Corporation BHD
 IRSA Inversiones y Representaciones
   S.A. (GDR)
 Idris Hydraulic (Malaysia) BHD
 Isetan Co., Ltd.
 Jardine Strategic Holdings Ltd.
 Kedah Cement Holdings BHD
*Lane Walker Rudkin Industries Ltd.
 Lingui Development BHD
 LucasVarsity PLC
 Magnum Corporation BHD
 Malayan United Industries BHD
 Malaysian Oxygen BHD
 Multi-Purpose Holdings BHD
 National Australia Bank Ltd.
 National Westminister Bank PLC (Ordinary)
 Nestle (Malaysia) BHD
 New World Development Co. Ltd.
 Nippon Broadcasting System Inc.
 Nissan Motor Co., Ltd.
 Oji Paper Co., Ltd.
 Perusahaan Otomobil Nasional BHD
 Pharmacia & Upjohn, Inc.
 Pilkington PLC
 Rashid Hussain BHD
 Rauma OY
 Resorts World BHD
 Ricoh Co., Ltd.
 Royal PTT Nederland N.V.
 Sime Darby BHD
 Sun Hung Kai Properties Ltd.
 Swire Pacific Ltd. (Class A)
 Swire Pacific Ltd. (Class B)
 Telefonos de Mexico, S.A. de C.V.
   (Series L)
 Telekom Malaysia BHD
 Thorn PLC
 Tobu Railway Co., Ltd.
 Tokyu Corp.
 United Engineers (Malaysia) Ltd.
 Uny Co., Ltd.
 WMC Ltd.
 Westpac Banking Corporation Ltd.
 Wharf (Holdings) Ltd.
 Woodside Petroleum Ltd.
 YTL Corporation BHD
 Yacimientos Petroliferos Fiscales S.A.
   (YPF) (ADR)
*Yorkshire Water PLC (Class B)

Deletions

 Allianz AG Holding (Ordinary)
 Apasco, S.A. de C.V. 'A'
 Arab-Malaysian Merchant Bank Holding BHD
 Astra AB (Class A)
 Canon Inc.
 Clariant AG (Registered Shares)
 Commerzbank AG
 Corporacion Bancaria de Espana S.A.
   (Argentina)
 Degussa AG
 Deutsche Bank AG (Ordinary)
 Finance One Public Co., Ltd. 'Foreign'
 Fomento de Construcciones Y Contratas S.A.
*Granges AB
 Internatio-Muller N.V.
 Irish Life PLC
 J.C.G. Holdings Ltd.
 Jefferson Smurfit Group PLC (Ordinary)
 Krung Thai Bank Public Co., Ltd.
*Lane Walker Rudkin Industries Ltd.
 Mostostal-Export S.A.
 National Mutual Asia Ltd.
 New Straits Times Press (Malaysia) BHD
 Nomura Securities Co., Ltd.
 Panamerican Beverages, Inc. (Class A)
 Phatra Thanakit Public Co., Ltd. 'Foreign'
 Promise Co., Ltd.
 Prudential Corp. PLC
 Sankyo Co., Ltd.
 Saurer AG (Registered Shares)
 Sekisui Chemical Co.
 Svedala Industry
 Telecom Corporation of New Zealand
*Yorkshire Water PLC (Class B)

*Added and deleted in the same quarter.




OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior
  Vice President
Andrew John Bascand, Vice President
  and Senior Portfolio Manager
Donald C. Burke, Vice President
Adrian Holmes, Vice President
Grace Pineda, Vice President
Stephen I. Silverman, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


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